Exhibit 10.1
AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 3 to the REVOLVING CREDIT AGREEMENT, dated as of August 9, 2024 (this “Amendment”), among CAPITOL INVESTMENT MERGER SUB 2, LLC, a Delaware limited liability company (“Holdings”), NESCO HOLDINGS II, INC., a Delaware corporation (the “Borrower”), each of the other Credit Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), each Issuing Bank, the Swingline Lender and the Lenders;
WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of April 1, 2021 (as amended by Amendment No. 1 to Revolving Credit Agreement and U.S. ABL Security Agreement, dated as of July 1, 2021, as amended by Amendment No. 2 to Revolving Credit Agreement, dated as of March 27, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and each Lender from time to time party thereto;
WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Borrower has requested to amend the Credit Agreement with the consent of each of the Lenders, the Swingline Lender and the Issuing Banks in order to (i) extend the final scheduled maturity of the Revolving Commitments (and any Revolving Loans thereunder), (ii) increase the Revolving Commitments and (iii) make certain other changes to the Credit Agreement as set forth herein;
WHEREAS, this Amendment will become effective on the Amendment No. 3 Effective Date (as defined below) on the terms and subject to the conditions set forth herein; and
WHEREAS, the Borrower, Holdings, the Administrative Agent and each Lender and Issuing Bank party hereto agree, pursuant to and in accordance with Section 13.12 of the Credit Agreement, to the amendments to the Credit Agreement as set forth in Section 2 of this Amendment.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Amended Credit Agreement. This Amendment is a “Credit Document” as defined under the Amended Credit Agreement.
Section 2.Amendments to the Credit Documents.
Effective as of the Amendment No. 3 Effective Date, (I) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto, (II) Schedule 2.01 to the Credit Agreement shall be replaced in its entirety with, and shall be superseded by, Schedule 2.01 attached as Exhibit B hereto (it being understood that any entity listed as a

“Lender” on Schedule 2.01 to the Credit Agreement as in effect immediately prior to the Amendment No. 3 Effective Date that is no longer listed as a “Lender” on Schedule 2.01 attached hereto shall no longer be considered a “Lender” under the Amended Credit Agreement), (III) the Form of Notice of Borrowing attached to the Credit Agreement as Exhibit A-1, shall be replaced with the amended Form of Notice of Borrowing attached hereto as Exhibit C, (IV) the Form of Notice of Conversion/Continuation, attached to the Credit Agreement as Exhibit A-3, shall be replaced with the amended Form of Notice of Conversion/Continuation attached hereto as Exhibit D and (V) the Form of Compliance Certificate, attached to the Credit Agreement as Exhibit J, shall be replaced with the amended Form of Compliance Certificate attached hereto as Exhibit E. On the Amendment No. 3 Effective Date, each Lender and each Issuing Bank party to the Credit Agreement immediately prior to the Amendment No. 3 Effective Date (each, an “Existing Lender”) will automatically and without further act be deemed to have assigned to each Lender and each Issuing Bank party to the Amended Credit Agreement as of the Amendment No. 3 Effective Date (each, an “Amendment No. 3 Lender”), and each such Amendment No. 3 Lender will automatically and without further act be deemed to have assumed, all or a portion of such Existing Lender’s Loans, Revolving Commitments and LC Commitments outstanding immediately prior to the Amendment No. 3 Effective Date (“Existing Loans and Commitments”) and participations under the Credit Agreement in outstanding Letters of Credit (if any are outstanding on the Amendment No. 3 Effective Date) and Swingline Loans (if any are outstanding on the Amendment No. 3 Effective Date) such that, after giving effect to each such deemed assignment and assumption of Existing Loans, Revolving Commitments and LC Commitments and participations, the percentage of the aggregate outstanding (i) Loans, (ii) participations under the Amended Credit Agreement in Letters of Credit and (iii) participations under the Amended Credit Agreement in Swingline Loans held by each Lender (including each such Amendment No. 3 Lender) will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Lender’s Revolving Commitment as of the Amendment No. 3 Effective Date.
Section 3.Representations Correct. By its execution of this Amendment, each Credit Party party hereto hereby represents and warrants, as of the date hereof, that:
(a)Each such Credit Party has the corporate, partnership, limited liability company, unlimited liability company or other applicable business entity power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company, unlimited liability company or other applicable business entity action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment. Each such Credit Party has duly executed and delivered this Amendment, and this Amendment (and by extension the Amended Credit Agreement) constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable Debtor Relief Law and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(b)Each of the representations and warranties made by any Credit Party set forth in Article 8 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty); and

(c)No Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Amendment.
Section 4.Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 3 Effective Date”), upon satisfaction or waiver of the following conditions:
(a)Counterparts of this Amendment shall have been executed and delivered by Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, each Lender party hereto, each Issuing Bank and the Swingline Lender;
(b)The Administrative Agent shall have received customary secretary’s or assistant secretary’s certificates for each Credit Party (together with (i) applicable attachments or (ii) certifications that there have been no changes to the applicable attachments to the certificates delivered on the Closing Date), in each case, substantially similar to the secretary’s or assistant secretary’s certificates (amended as necessary to reflect the transactions contemplated hereby) for such Credit Party that was delivered on the Closing Date or otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(c)The Administrative Agent shall have received good standing certificates (or equivalent evidence) and bring-down letters or facsimiles, if any, for the U.S. Credit Parties, and in the case of a Canadian Credit Party, only to the extent such concept is applicable in such Canadian Credit Party’s jurisdiction of incorporation, formation or organization;
(d) The Administrative Agent shall have received from (i) Latham & Watkins LLP, special New York, Delaware, Texas and California counsel to the Credit Parties, (ii) Stikeman Elliott LLP, Canadian counsel to the Canadian Credit Parties, (iii) Taft Stettinius & Hollister LLP, Indiana counsel to the Credit Parties and (iv) Polsinelli PC, Missouri counsel to the Credit Parties, in each case, opinions addressed to the Administrative Agent, each Lender and each Issuing Bank and dated the Amendment No. 3 Effective Date, substantially similar to the opinions (amended as necessary to reflect changes in law and the transactions contemplated hereby) that were delivered on the Closing Date or otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(e)Each of the representations and warranties made by any Credit Party set forth in Article 8 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty);
(f)No Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Amendment;
(g)All fees and expenses required to be paid by the Credit Parties on or prior to the Amendment No. 3 Effective Date shall have been paid or substantially simultaneously with the Amendment No. 3 Effective Date shall be paid;
(h)The Administrative Agent shall have received a certificate from an appropriate officer of the Borrower certifying that the conditions set forth in clauses (e) and (f) of this Section 4 have been satisfied;

(i)The Administrative shall have received a solvency certificate from the chief financial officer or treasurer (or officer with equivalent duties) of Holdings substantially in the form of Exhibit I to the Credit Agreement;
(j)The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, the results of customary bring-down UCC, PPSA, tax (with respect to the U.S. Credit Parties only) and judgment lien searches;
(k)(i) At least three Business Days prior to the Amendment No. 3 Effective Date, each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case, to the extent reasonably requested by such Person in writing at least ten Business Days prior to the Amendment No. 3 Effective Date, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), any Lender that has requested, in writing at least ten Business Days prior to the Amendment No. 3 Effective Date, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (a “Beneficial Ownership Certification”) shall have received, at least three Business Days prior to the Amendment No. 3 Effective Date, such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied); and
(l)The Borrower shall have paid to the Administrative Agent, for the account of each Existing Lender, all accrued and unpaid interest and fees, if any, that are outstanding under the Credit Agreement immediately prior to the Amendment No. 3 Effective Date.
(m)Acknowledgments and Confirmations.
(n)Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document (and each joinder to such Credit Documents) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the increased Revolving Commitments), and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitations, the Obligations that may arise pursuant to the increased Revolving Commitments) owed or otherwise guaranteed by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.
(o)Notwithstanding the above, each of the Credit Parties consents to the amendments of and increases to the Credit Agreement effected by this Amendment and confirms that (i) its obligations as a Guarantor under the Guaranty Agreement are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment and shall accordingly continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Security Documents to which it is a party are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment and shall accordingly remain in full force and effect and (iii) the Obligations so guaranteed and secured shall, after the Amendment No. 3 Effective Date, extend to the Obligations under the Credit Documents (including under the Credit Agreement as amended pursuant to this Amendment).

Section 5.Miscellaneous Provisions. The provisions of Sections 13.01, 13.09, 13.11, 13.13, 13.21 and 13.22 of the Amended Credit Agreement shall apply with like effect as to this Amendment.
Section 6.Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Amended Credit Agreement.
Section 7.Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:
(a)impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or
(b)requires that any new filings be made under any Credit Document or that any other action be taken under any Credit Document to perfect or to maintain the perfection of such Liens.
Section 8.Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.
Section 9.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE AMENDED CREDIT AGREEMENT IS HEREBY INCORPORATED MUTATIS MUTANDIS AND SHALL APPLY HERETO.
Section 10.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 11.Counterparts. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, it shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 U.S.C. § 7006, as it may be amended from time to time.
Section 12.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
CAPITOL INVESTMENT MERGER SUB 2, LLC,
as Holdings
By:        /s/ Paul Jolas
    Name: Paul Jolas
    Title: Executive Vice President, General Counsel, Secretary
NESCO HOLDINGS II, INC.,
as Borrower
By:    /s/ Paul Jolas
    Name: Paul Jolas
    Title: Executive Vice President, General Counsel, Secretary
CTOS BLOCKER I, L.P., by its general partner,
CTOS BLOCKER GP I L.L.C.,

as Subsidiary Guarantor
By:    /s/ Paul Jolas
Name: Paul Jolas
Title: Executive Vice President, General Counsel, Secretary
CTOS BLOCKER II, L.P., by its general partner,
CTOS BLOCKER GP II L.L.C.,

as Subsidiary Guarantor
By:    /s/ Paul Jolas
Name: Paul Jolas
Title: Executive Vice President, General Counsel, Secretary

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

CUSTOM TRUCK ONE SOURCE, L.P.,
by its general partner, UTILITY ONE SOURCE GP, L.L.C.,

as Subsidiary Guarantor
By:     /s/ Paul Jolas
Name: Paul Jolas
Title: Executive Vice President, General Counsel, Secretary
UTILITY FLEET SALES, LTD., by its general partner, UTILITY ONE SOURCE GP, L.L.C.,

as Subsidiary Guarantor
By:     /s/ Paul Jolas
Name: Paul Jolas
Title: Executive Vice President, General Counsel, Secretary

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

CTE PROPERTIES, LLC
CTE, LLC
CTEC HOLDING CO., LLC
CTEC, LLC
CTOS RENTALS, LLC
CTOS, LLC
CTOS BLOCKER GP I L.L.C.
CTOS BLOCKER GP II L.L.C.
CTOS CALIFORNIA, LLC
CTOS CANADA, LTD.
CUSTOM CRANE RENTAL, LLC
CUSTOM EQUIPMENT RENTAL, LLC
CUSTOM FABRICATION & EQUIPMENT, LLC
CUSTOM TRUCK & EQUIPMENT, LLC
CUSTOM TRUCK ONE SOURCE FORESTRY EQUIPMENT, LLC
EQUIPMENT REPAIR SOLUTIONS, LLC
LOAD KING, LLC
LOAD KING PARTS, LLC
NESCO FINANCE CORPORATION
NESCO, LLC
NORTH AMERICAN EQUIPMENT ROAD SERVICE, LLC
NORTH AMERICAN EQUIPMENT UPFITTERS, LLC
TNT EQUIPMENT SALES & RENTALS, LLC
UCO EQUIPMENT, LLC
UTILITY FLEET RENTAL, LLC
UTILITY FLEET TRANSPORT, LLC
UTILITY ONE SOURCE GP, L.L.C.,

each as a Subsidiary Guarantor
By:     /s/ Paul Jolas
Name: Paul Jolas
Title: Executive Vice President, General Counsel, Secretary

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent, Swingline Lender, Lender and Issuing Bank

By:        /s/ Zach Nobis-Olson
Name: Zach Nobis-Olson
Title: Senior Vice President

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:        /s/ Kevin Curtis
Name: Kevin Curtis
Title: Vice President
[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:        /s/ Carolyn Weinschenk
Name: Carolyn Weinschenk
Title: Vice President
[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Citibank, N.A.,
as a Lender and an Issuing Bank

By:        /s/ Christopher Marino
Name: Christopher Marino
Title: Vice President & Director
[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Deutsche Bank AG New York Branch,
as a Lender and an Issuing Bank

By:        /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:        /s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Fifth Third Bank, National Association
as a Lender and an Issuing Bank

By:        /s/ Susan Rich
Name: Susan Rich
Title: Director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

BANK OF MONTREAL,
as a Lender and an Issuing Bank

By:        /s/ James Meyer
Name: James Meyer
Title: Vice President
[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

CIBC Bank USA,
as a Lender and an Issuing Bank

By:        /s/ Zach Strube
Name: Zach Strube
Title: Managing Director

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Stifel Bank & Trust,
as a Lender and an Issuing Bank

By:        /s/ Jordan Morrison
Name: Jordan Morrison
Title: Loan Officer

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender and an Issuing Bank

By:        / Fred Gonfiantini/
Name: Fred Gonfiantini
Title: Vice President

[Signature Page to Amendment No. 3 to the Revolving Credit Agreement]

Exhibit A

Omitted pursuant to Item 601(a)(5) of Regulation S-K

Exhibit B
SCHEDULE 2.01
Commitments

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Bank of America, N.A.	$291,333,333.33	30.666666667%
PNC Bank, National Association	$152,000,000.00	16.000000000%
Wells Fargo Bank, N.A.	$114,000,000.00	12.000000000%
Citibank, N.A.	$85,500,000.00	9.000000000%
Deutsche Bank AG New York Branch	$85,500,000.00	9.000000000%
Fifth Third Bank, National Association	$80,750,000.00	8.500000000%
Bank of Montreal	$57,000,000.00	6.000000000%
CIBC Bank USA	$31,666,666.67	3.333333333%
Stifel Bank & Trust	$28,500,000.00	3.000000000%
Morgan Stanley Senior Funding, Inc.	$23,750,000.00	2.500000000%
Total	$950,000,000.00	100.000000000%

LC Commitments

Issuing Bank	LC Commitment
Bank of America, N.A.	$15,333,333.33
PNC Bank, National Association	$8,000,000.00
Wells Fargo Bank, N.A.	$6,000,000.00
Citibank, N.A.	$4,500,000.00
Deutsche Bank AG New York Branch	$4,500,000.00
Fifth Third Bank, National Association	$4,250,000.00
Bank of Montreal	$3,000,000.00
CIBC Bank USA	$1,666,666.67
Stifel Bank & Trust	$1,500,000.00
Morgan Stanley Senior Funding, Inc.	$1,250,000.00
Total	$50,000,000.00

Exhibit C
Amended Form of Notice of Borrowing
Omitted pursuant to Item 601(a)(5) of Regulation S-K

Exhibit D
Amended Form of Notice of Conversion/Continuation
Omitted pursuant to Item 601(a)(5) of Regulation S-K

Exhibit E
Amended Form of Compliance Certificate
Omitted pursuant to Item 601(a)(5) of Regulation S-K